UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2021

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd., Suite 100 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2021, Stewart Information Services Corporation (the “Company”) entered into a Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”) which amends its existing Credit Agreement, dated as of November 9, 2018, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2020 (the “Existing Credit Agreement”, as amended by the Second Amendment, the “Credit Agreement”) by and among the Company, the guarantors named therein, BBVA USA, f/k/a/ Compass Bank, N.A., as administrative agent, issuing bank and a lender, and the other lenders party thereto. The Existing Credit Agreement provided for a line of credit of up to $200,000,000. The Second Amendment, among other changes, increases the line of credit to $350,000,000, extends the maturity of the Existing Credit Agreement from November 9, 2023 to March 23, 2026, adds Citizens Bank, N.A., Fifth Third Bank, National Association and Regions Bank as new lenders, increases the general restricted payment basket from $40,000,000 to $100,000,000, increases the general unsecured permitted debt basket from $100,000,000 to $250,000,000, removes the annual limit on capital expenditures, revises the definitions of “EBITDA” and “Fixed Charge Coverage Ratio”, and adds customary LIBOR benchmark replacement language. The provisions for an accordion of up to $50,000,000 in additional commitments under the Credit Agreement, if requested by the Company and approved under the process described in the Credit Agreement, remain unchanged.

The foregoing description is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Second Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Second Amendment to Amended and Restated Credit Agreement, dated effective as of March 23, 2021, by and among Stewart Information Services Corporation, the guarantors named therein, BBVA USA, f/k/a/ Compass Bank, N.A., as administrative agent, and the Lenders party thereto.

99.1	Press Release issued by Stewart Information Services Corporation, dated March 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

	By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: March 25, 2021